                        SEMIANNUAL REPORT / JUNE 30 2000

                                 AIM VALUE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                       THE ANTIQUE DEALER BY HEINRICH EDE

           ANTIQUE DEALERS SEARCH FOR RARE, HISTORICAL PIECES THAT MAY

         APPRECIATE IN VALUE. FINE ANTIQUES DEVELOP A PATINA THAT CANNOT

       BE DUPLICATED, BUT BUILDS ONLY WITH TIME. LIKE ANTIQUE COLLECTING,

          INVESTING ALSO TAKES PATIENCE AND AN EYE FOR INTRINSIC VALUE.

                      -------------------------------------

AIM Value Fund seeks long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                                 AIM VALUE FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

   [PHOTO OF        When we started AIM in 1976, we had only a table, two chairs
  Charles T.        and a telephone. At the time, Bob Graham, Gary Crum and I
    Bauer,          had the idea of creating a mutual fund company that put
  Chairman of       people first. Our slogan, "people are the product," means
  the Board of      that people--our employees and our investors--are our
   THE FUND         company.
  APPEARS HERE]
                    Almost a quarter-century later, we've grown to more than
  [PHOTO OF         eight million investors, $176 billion in assets under
   Robert H.        management and 55 retail funds. Over that time, the industry
    Graham          as a whole has grown from $51 billion in assets to more than
  APPEARS HERE]     $7 trillion today. I never dreamed we would see such
                    phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.

Usually in this letter I review market activity during the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of AIM Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.

I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.

Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.

In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.

If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                                 AIM VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM VALUE FUND WEATHERS VOLATILE MARKET

HOW DID AIM VALUE FUND PERFORM OVER THE REPORTING PERIOD?
AIM Value Fund reported flat results for the six months ending June 30, 2000. Class A shares returned -0.39%, while Class B and Class C shares returned -0.79%. These returns are at net asset value, so they exclude sales charges.
The fund's performance was in line with that of its benchmark, the S&P 500, which produced a return of -0.43% during the same time frame.
    While the fund and its benchmark were both flat on a six-month basis, AIM Value Fund beat the S&P 500's performance over the year ended June 30, 2000. The fund's Class A, Class B and Class C shares reported annual total returns of 13.02%, 12.12% and 12.14% (without sales charges), compared to the 7.24% return of the S&P 500.
    As of June 30, 2000, the fund's total net assets stood at $29.6 billion, a $1.8 billion increase since the beginning of the year.

WHAT WERE MARKET CONDITIONS LIKE OVER THE PAST SIX MONTHS?
The past six months saw extreme market volatility. During the first three months of 2000, market indexes such as the Dow and the Nasdaq rose to new heights in a rally dominated by technology stocks. But near the end of March, market sentiment soured as investors worried whether tech stocks were overpriced. A sharp sell-off in the technology sector ensued, particularly for Internet companies with no earnings.
    Interest-rate concerns also roiled the markets during the reporting period. The Federal Reserve Board (the Fed) continued to raise interest rates in an effort to slow the economy and prevent inflation. In May, the Fed raised the federal funds rate to 6.50%, its highest level in nine years. Since June 1999, the Fed has increased interest rates six times for a total of 1.75%. At its June 2000 meeting, the Fed chose to leave rates unchanged but hinted that more increases may occur later in the summer.
    For all the intense market activity of the past six months, the S&P 500 ended the period flat, while the Dow returned -8.44% and the Nasdaq returned -2.54%.

HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
Volatility hurt the fund's performance during the second quarter of 2000. The fund invests in companies with strong earnings growth and reasonable stock prices; however, good companies selling at good prices were difficult to find over the past few months. In this environment, we tended to focus more on earnings growth.

                      -------------------------------------

                        THE NEAR-TERM OUTLOOK FOR STOCKS

                        COULD DEPEND TO A LARGE EXTENT ON

                         THE FED'S ABILITY TO BRING THE

                          ECONOMY TO A "SOFT LANDING."

                      -------------------------------------

FUND PERFORMANCE

NET ASSETS GROW

6/30/99-6/30/00
================================================================================
6/30/99        $23.2 billion

12/31/99       $27.8 billion

6/30/00        $29.6 billion
================================================================================


RESULTS OF A $10,000 INVESTMENT
CLASS A SHARES VS. INDEX

6/30/90-6/30/00
================================================================================
AIM VALUE FUND CLASS A SHARES      $56,699

S&P 500 INDEX                      $51,395
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

For periods ended 6/30/00, including sales charges
================================================================================
CLASS A SHARES
 Inception (5/1/84)               18.71%
 10 years                         18.95
 5 years                          20.39
 1 year                            6.80*
 *13.02% excluding sales charges

CLASS B SHARES
 Inception (10/18/93)             18.96%
 5 years                          20.60
 1 year                            7.12*
 *12.12% excluding CDSC

CLASS C SHARES
 Inception (8/4/97)               19.65%
 1 year                           11.14*
 *12.14 excluding CDSC

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

    To concentrate on our best-performing companies, we kept the number of holdings at about 50. The fund's major industries continued to be broadcasting, technology, retail and finance.

BESIDES MARKET VOLATILITY, WHAT OTHER FACTORS AFFECTED FUND PERFORMANCE?
Our holdings in cable TV hurt performance in the second quarter of 2000. Cable-TV stocks such as fund holdings Comcast and Cox Communications took a hit near the end of the reporting period because of concerns over cash-flow growth and competition from satellite companies. Even though short-term performance disappointed, we believe that the long-term prospects for these firms and cable stocks in general are strong, especially as cable companies enter the telephone business.
    In addition, the fund was underweighted in health-care stocks, particularly drug manufacturers, an area that performed well during the past six months. We were cautious about this industry because of political risks: Congress and President Clinton continue to dicker over how to add a Medicare drug benefit into the current system. In addition, drug companies face increasing pressure from consumers to lower prices.

WHAT STOCKS PERFORMED WELL FOR THE FUND?
Our semiconductor holdings such as Analog Devices and Applied Materials benefited from strong demand for computer chips, increased earnings and rising stock prices. Cellular-phone maker Nokia and mobile-phone service provider Nextel also reported excellent earnings, propelled by the explosive growth of the wireless-telecommunications market.
    We also continued to hold Target because the company shows strong earnings growth, and its stock is selling at a reasonable price. Formerly Dayton Hudson, the company changed its name in January to Target. We anticipate that the name change will benefit the stock, as more investors connect the stock name with the successful retailer.
    Another long-time fund holding, Tyco, continues to show earnings growth. After the end of the reporting period, its stock price jumped on news that the Securities and Exchange Commission had dropped its inquiry into Tyco's accounting practices, essentially vindicating the company. The diversified corporation has interests in electronics, plastics, valves and pipes, and fire and security products.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." There are signs that the economy could be slowing. Consequently, the Fed may wind down its tightening cycle, although the central bank could approve one or two more rate hikes in the months ahead. If the Fed succeeds in slowing economic growth to a more sustainable rate and in keeping inflation under control, it could prolong the current record economic expansion. Such an environment could prove favorable for stocks.
    However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to maintain a long-term perspective on their investment.

PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets

================================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------
 1. Comcast Corp.-Class A                    6.15%      1. Broadcasting (Television, Radio & Cable)       10.33%
 2. Nextel Communications, Inc.-Class A      5.78       2. Computers (Hardware)                            8.63
 3. Nokia Oyj-ADR (Finland)                  5.44       3. Communications Equipment                        7.67
 4. Target Corp.                             4.35       4. Retail (General Merchandise)                    6.38
 5. Cox Communications, Inc.-Class A         4.18       5. Telecommunications (Cellular/Wireless)          5.78
 6. Tyco International Ltd. (Bermuda)        3.92       6. Electronics (Semiconductors)                    4.50
 7. Apple Computer, Inc.                     3.53       7. Equipment (Semiconductor)                       4.24
 8. Morgan Stanley Dean Witter & Co.         3.48       8. Investment Banking/Brokerage                    4.22
 9. First Data Corp.                         2.88       9. Manufacturing (Diversified)                     3.92
10. Analog Devices, Inc.                     2.78      10. Services (Data Processing)                      3.64

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   How well does the fund match my tolerance for risk?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less-established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors-- the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose

================================================================================
SEC SPEAKS OUT

In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

Age
Risk
Size
Volatility
Management
Expenses
Tax Efficiency

Source: The Wall Street Journal, 1/25/00
================================================================================

                                 AIM VALUE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.


Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.
(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.
(3) Source: Bloomberg.


DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

================================================================================
MONTH           AMOUNT INVESTED     SHARE PRICE     SHARES PURCHASED
--------------------------------------------------------------------------------
JANUARY              $ 200             $ 24                8.333
FEBRUARY               200               20               10.000
MARCH                  200               14               14.286
APRIL                  200               18               11.111
MAY                    200               22                9.091
JUNE                   200               24                8.333
6-MONTH TOTAL        $1200             $122               61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1200 divided by 61.154 = $19.62
================================================================================

                                 AIM VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2000
(UNAUDITED)

                                                     MARKET
                                    SHARES            VALUE
DOMESTIC COMMON STOCKS-75.79%

BANKS (MONEY CENTER)-1.75%

Chase Manhattan Corp. (The)         11,250,000   $   518,203,125
----------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-10.33%

Comcast Corp.-Class A(a)(b)         45,000,000     1,822,500,000
----------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              27,188,900     1,238,794,256
----------------------------------------------------------------
                                                   3,061,294,256
----------------------------------------------------------------

COMPUTERS (HARDWARE)-8.63%

Apple Computer, Inc.(a)(b)          20,000,000     1,047,500,000
----------------------------------------------------------------
Dell Computer Corp.(a)              14,127,800       696,677,137
----------------------------------------------------------------
Gateway, Inc.(a)                     7,605,750       431,626,313
----------------------------------------------------------------
Sun Microsystems, Inc.(a)            4,200,000       381,937,500
----------------------------------------------------------------
                                                   2,557,740,950
----------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.40%

EMC Corp.(a)                         1,157,600        89,062,850
----------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)(b)                 9,254,100       622,338,225
----------------------------------------------------------------
                                                     711,401,075
----------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.93%

At Home Corp.-Series A(a)           16,500,000       342,375,000
----------------------------------------------------------------
Citrix Systems, Inc.(a)              2,000,000        37,875,000
----------------------------------------------------------------
Oracle Corp.(a)                      1,500,000       126,093,750
----------------------------------------------------------------
Unisys Corp.(a)                      4,500,000        65,531,250
----------------------------------------------------------------
                                                     571,875,000
----------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.79%

Solectron Corp.(a)                   5,600,000       234,500,000
----------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-3.22%

Analog Devices, Inc.(a)             10,851,900       824,744,400
----------------------------------------------------------------
Texas Instruments Inc.               1,900,000       130,506,250
----------------------------------------------------------------
                                                     955,250,650
----------------------------------------------------------------

ENTERTAINMENT-0.18%

Time Warner Inc.                       698,700        53,101,200
----------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-4.24%

Applied Materials, Inc.(a)           9,009,900       816,522,188
----------------------------------------------------------------
Teradyne, Inc.(a)                    5,976,700       439,287,450
----------------------------------------------------------------
                                                   1,255,809,638
----------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.64%

American Express Co.                 7,500,000       390,937,500
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
FINANCIAL
  (DIVERSIFIED)-(CONTINUED)

Citigroup Inc.                       6,500,000   $   391,625,000
----------------------------------------------------------------
                                                     782,562,500
----------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.09%

Johnson & Johnson                    3,180,800       324,044,000
----------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.11%

Pfizer Inc.                         13,000,000       624,000,000
----------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.92%

Guidant Corp.(a)                    11,500,000       569,250,000
----------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-
  DURABLES)-1.11%

Colgate-Palmolive Co.                1,200,000        71,850,000
----------------------------------------------------------------
Kimberly-Clark Corp.                 4,500,000       258,187,500
----------------------------------------------------------------
                                                     330,037,500
----------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.85%

American International Group,
  Inc.                               6,750,000       793,125,000
----------------------------------------------------------------
Hartford Financial Services
  Group, Inc. (The)                    900,000        50,343,750
----------------------------------------------------------------
                                                     843,468,750
----------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-4.22%

Merrill Lynch & Co., Inc.            1,900,000       218,500,000
----------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               12,400,000     1,032,300,000
----------------------------------------------------------------
                                                   1,250,800,000
----------------------------------------------------------------

NATURAL GAS-1.55%

Williams Cos., Inc. (The)           11,000,000       458,562,500
----------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.39%

Schlumberger Ltd.                    1,532,400       114,355,350
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.24%

Weyerhaeuser Co.                     1,670,000        71,810,000
----------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.23%

Eastman Kodak Co.                    1,142,200        67,960,900
----------------------------------------------------------------

RETAIL (BUILDING
  SUPPLIES)-0.06%

Lowe's Cos., Inc.                      435,300        17,874,506
----------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-2.18%

Best Buy Co., Inc.(a)               10,190,300       644,536,475
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
RETAIL (DRUG STORES)-1.76%

Walgreen Co.                        16,231,000   $   522,435,313
----------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.30%

Kroger Co. (The)(a)                 11,500,000       253,718,750
----------------------------------------------------------------
Safeway Inc.(a)                      9,500,000       428,687,500
----------------------------------------------------------------
                                                     682,406,250
----------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-6.38%

Costco Wholesale Corp.(a)           18,146,800       598,844,400
----------------------------------------------------------------
Target Corp.                        22,248,000     1,290,384,000
----------------------------------------------------------------
                                                   1,889,228,400
----------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-1.87%

Omnicom Group Inc.                   6,208,800       552,971,250
----------------------------------------------------------------

SERVICES (DATA
  PROCESSING)-3.64%

Automatic Data Processing, Inc.      4,200,000       224,962,500
----------------------------------------------------------------
First Data Corp.                    17,200,000       853,550,000
----------------------------------------------------------------
                                                   1,078,512,500
----------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-5.78%

Nextel Communications,
  Inc.-Class A(a)                   28,000,000     1,713,250,000
----------------------------------------------------------------
Total Domestic Common Stocks
  (Cost $17,360,600,180)                          22,457,242,088
----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.95%

BERMUDA-3.92%

Tyco International Ltd.
  (Manufacturing-Diversified)       24,500,000     1,160,687,500
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
CANADA-3.59%

360networks Inc.
  (Telecommunications-Long
  Distance)(a)                       1,757,400   $    26,800,350
----------------------------------------------------------------
Celestica Inc.
(Electronics-Semiconductors)(a)      7,600,000       377,150,000
----------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         9,689,300       661,294,725
----------------------------------------------------------------
                                                   1,065,245,075
----------------------------------------------------------------

FINLAND-5.44%

Nokia Oyj-ADR (Communications
  Equipment)                        32,272,700     1,611,617,956
----------------------------------------------------------------
Total Foreign Stocks & Other
  Equity Interests (Cost
  $1,995,069,524)                                  3,837,550,531
----------------------------------------------------------------

MONEY MARKET FUNDS-11.90%

STIC Liquid Assets Portfolio(c)  1,763,215,408     1,763,215,408
----------------------------------------------------------------
STIC Prime Portfolio(c)          1,763,215,408     1,763,215,408
----------------------------------------------------------------
Total Money Market Funds (Cost
  $3,526,430,816)                                  3,526,430,816
----------------------------------------------------------------
TOTAL INVESTMENTS-100.64%
  (Cost $22,882,100,520)                          29,821,223,435
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.64%)                                    (188,412,801)
----------------------------------------------------------------
NET ASSETS-100.00%                               $29,632,810,634
================================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities at 06/30/00 was $3,492,338,225 which represented 11.79% of the Fund's net assets.
(c)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $22,882,100,520)                         $29,821,223,435
----------------------------------------------------------
Receivables for:
  Investments sold                             239,298,145
----------------------------------------------------------
  Collateral for securities loaned             147,712,500
----------------------------------------------------------
  Fund shares sold                              70,104,384
----------------------------------------------------------
  Dividends and interest                        17,998,796
----------------------------------------------------------
Investment for deferred compensation plan          219,447
----------------------------------------------------------
Other assets                                     1,771,120
----------------------------------------------------------
    Total assets                            30,298,327,827
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        391,248,330
----------------------------------------------------------
  Collateral upon return of securities
    loaned                                     147,712,500
----------------------------------------------------------
  Fund shares reacquired                        41,325,510
----------------------------------------------------------
  Foreign currency contracts                    23,122,250
----------------------------------------------------------
  Foreign currency contracts outstanding        15,249,663
----------------------------------------------------------
  Deferred compensation plan                       219,447
----------------------------------------------------------
Accrued advisory fees                           14,698,512
----------------------------------------------------------
Accrued administrative services fees                81,586
----------------------------------------------------------
Accrued distribution fees                       27,771,025
----------------------------------------------------------
Accrued trustees' fees                              17,808
----------------------------------------------------------
Accrued transfer agent fees                      3,090,963
----------------------------------------------------------
Accrued operating expenses                         979,599
----------------------------------------------------------
    Total liabilities                          665,517,193
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $29,632,810,634
==========================================================

NET ASSETS:

Class A                                    $13,179,118,202
==========================================================
Class B                                    $15,045,846,702
==========================================================
Class C                                    $ 1,407,845,730
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        270,965,434
==========================================================
Class B                                        321,290,347
==========================================================
Class C                                         30,050,887
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         48.64
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $48.64 divided
       by 94.50%)                          $         51.47
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         46.83
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         46.85
==========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $1,171,572)                           $   118,821,805
----------------------------------------------------------
Security lending income                              5,559
----------------------------------------------------------
    Total investment income                    118,827,364
----------------------------------------------------------

EXPENSES:

Advisory fees                                   90,852,320
----------------------------------------------------------
Administrative services fee                        486,487
----------------------------------------------------------
Custodian fees                                     638,270
----------------------------------------------------------
Distribution fees -- Class A                    16,257,781
----------------------------------------------------------
Distribution fees -- Class B                    73,947,416
----------------------------------------------------------
Distribution fees -- Class C                     5,815,346
----------------------------------------------------------
Transfer agent fees -- Class A                   7,049,274
----------------------------------------------------------
Transfer agent fees -- Class B                  11,520,807
----------------------------------------------------------
Transfer agent fees -- Class C                     906,688
----------------------------------------------------------
Trustees' fees                                      34,495
----------------------------------------------------------
Other                                            3,177,298
----------------------------------------------------------
    Total expenses                             210,686,182
----------------------------------------------------------
Less: Fees waived by advisor                    (3,379,542)
----------------------------------------------------------
    Expenses paid indirectly                      (200,309)
----------------------------------------------------------
    Net expenses                               207,106,331
----------------------------------------------------------
Net investment income (loss)                   (88,278,967)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS AND OPTION CONTRACTS

Net realized gain from:
  Investment securities                      2,006,329,041
----------------------------------------------------------
  Foreign currency contracts                   167,189,435
----------------------------------------------------------
  Option contracts written                       2,054,631
----------------------------------------------------------
                                             2,175,573,107
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                     (2,204,825,230)
----------------------------------------------------------
  Foreign currency contracts                   (84,198,640)
----------------------------------------------------------
                                            (2,289,023,870)
----------------------------------------------------------
Net gain (loss) on investment securities,
  foreign currency contracts and option
  contracts                                   (113,450,763)
----------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $  (201,729,730)
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                 JUNE 30,           DECEMBER 31,
                                                                   2000                 1999
                                                              ---------------      ---------------
OPERATIONS:

  Net investment income (loss)                                $   (88,278,967)     $  (115,945,323)
--------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency contracts and option contracts                     2,175,573,107        2,580,583,708
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts and
    option contracts                                           (2,289,023,870)       3,559,362,924
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (201,729,730)       6,024,001,309
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                  --         (788,853,278)
--------------------------------------------------------------------------------------------------
  Class B                                                                  --         (918,638,257)
--------------------------------------------------------------------------------------------------
  Class C                                                                  --          (52,550,069)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         598,571,109        1,781,344,407
--------------------------------------------------------------------------------------------------
  Class B                                                         833,307,858        2,515,709,918
--------------------------------------------------------------------------------------------------
  Class C                                                         563,643,077          562,747,820
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                  1,793,792,314        9,123,761,850
--------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          27,839,018,320       18,715,256,470
--------------------------------------------------------------------------------------------------
  End of period                                               $29,632,810,634      $27,839,018,320
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $19,880,460,414      $17,884,938,370
--------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (88,856,301)            (577,334)
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currency contracts and option
    contracts                                                   2,917,333,269          741,760,162
--------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts and option contracts                     6,923,873,252        9,212,897,122
--------------------------------------------------------------------------------------------------
                                                              $29,632,810,634      $27,839,018,320
==================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
      Outstanding foreign currency contracts at June 30, 2000 were as follows:

                                           CONTRACT TO                                UNREALIZED
     SETTLEMENT                   ------------------------------                     APPRECIATION
        DATE           CURRENCY      DELIVER         RECEIVE           VALUE        (DEPRECIATION)
---------------------  --------   -------------   --------------   --------------   --------------
09/29/00                CAD         999,250,000   $  675,207,719   $  677,086,822    $ (1,879,103)
--------------------------------------------------------------------------------------------------
08/28/00                EUR         971,500,000      916,758,880      929,137,742     (12,378,862)
--------------------------------------------------------------------------------------------------
10/03/00                EUR         643,500,000      615,813,600      616,805,298        (991,698)
==================================================================================================
                                  2,614,250,000   $2,207,780,199   $2,223,029,862    $(15,249,663)
==================================================================================================

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% of the Fund's average daily net assets in excess of $2 billion. During the six months ended June 30, 2000, AIM waived fees of $3,379,542. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2000, AIM was paid $486,487 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended June 30, 2000, AFS was paid $10,272,491 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $16,257,781, $73,947,416 and $5,815,346, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $4,634,493 from sales of the Class A shares of the Fund during the six months ended June 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2000, AIM Distributors received $504,317 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2000, the Fund paid legal fees of $21,575 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $157,093 and $43,216, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $200,309.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED
  The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
  At June 30, 2000, securities with an aggregate value of $143,508,131 were on loan to brokers. The loans were secured by cash collateral of $147,712,500 received by the Fund. For the six months ended June 30, 2000, the Fund received fees of $5,559 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $10,365,117,281 and $8,962,704,154, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                     $7,468,216,888
----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (557,776,391)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $6,910,440,497
==========================================================
Cost of investments for tax purposes is
  $22,910,782,938.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                     --     $        --
----------------------------------------------------------
Written                             10,000       2,054,631
----------------------------------------------------------
Exercised                          (10,000)     (2,054,631)
----------------------------------------------------------
End of period                           --     $        --
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                        JUNE 30,                      DECEMBER 31,
                                                                          2000                            1999
                                                              -----------------------------   -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                      37,036,705   $ 1,831,971,299    65,309,195   $ 2,905,872,208
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      37,058,764     1,765,032,348    67,138,813     2,915,628,481
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      13,471,717       642,296,830    13,738,072       600,569,156
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                              --                --    16,150,747       754,887,097
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --    19,043,747       860,577,418
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --     1,098,977        49,675,082
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (24,922,261)   (1,233,400,190)  (42,137,878)   (1,879,414,898)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (19,537,739)     (931,724,490)  (29,076,106)   (1,260,495,981)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,652,310)      (78,653,753)   (2,008,443)      (87,496,418)
---------------------------------------------------------------------------------------------------------------------------
                                                               41,454,876   $ 1,995,522,044   109,257,124   $ 4,859,802,145
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                              JUNE 30,        -------------------------------------------------------------------
                                                2000             1999           1998          1997        1996(a)         1995
                                          ----------------    -----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period        $     48.83       $     40.19    $    32.42    $    29.15    $    26.81    $    21.14
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                    (0.04)            (0.04)         0.09          0.17          0.43          0.14
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.15)            11.93         10.38          6.78          3.42          7.21
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
    Total from investment operations              (0.19)            11.89         10.47          6.95          3.85          7.35
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income               --                --         (0.09)        (0.04)        (0.41)        (0.09)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains              --             (3.25)        (2.61)        (3.64)        (1.10)        (1.59)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
    Total distributions                              --             (3.25)        (2.70)        (3.68)        (1.51)        (1.68)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Net asset value, end of period              $     48.64       $     48.83    $    40.19    $    32.42    $    29.15    $    26.81
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Total return(b)                                   (0.39)%           29.95%        32.76%        23.95%        14.52%        34.85%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $13,179,118       $12,640,073    $8,823,094    $6,745,253    $5,100,061    $3,408,952
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                 1.00%(c)          1.00%         1.00%         1.04%         1.11%         1.12%
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Without fee waivers                              1.02%(c)          1.02%         1.02%         1.06%         1.13%         1.13%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to
  average net assets                              (0.17)%(c)        (0.09)%        0.26%         0.57%         1.65%         0.74%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Portfolio turnover rate                              33%               66%          113%          137%          126%          151%
========================================    ===========       ===========    ==========    ==========    ==========    ==========

(a)  Calculated using average shares outstanding.
(b)  Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $13,077,687,445.

                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                              JUNE 30,        -------------------------------------------------------------------
                                              2000(a)           1999(a)         1998          1997        1996(a)         1995
                                          ----------------    -----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period        $     47.20       $     39.24    $    31.89    $    28.92    $    26.65    $    21.13
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                   (0.23)            (0.39)         (0.18)        (0.07)         0.20         (0.01)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Net gains (losses) on securities (both
    realized and unrealized)                     (0.14)             11.60         10.14          6.68          3.38          7.12
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
    Total from investment operations             (0.37)             11.21          9.96          6.61          3.58          7.11
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income               --                --            --            --         (0.21)           --
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains              --            (3.25)         (2.61)        (3.64)        (1.10)        (1.59)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
    Total distributions                              --            (3.25)         (2.61)        (3.64)        (1.31)        (1.59)
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
Net asset value, end of period              $     46.83       $     47.20    $    39.24    $    31.89    $    28.92    $    26.65
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Total return(b)                                   (0.79)%           28.94%        31.70%        22.96%        13.57%        33.73%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $15,045,847       $14,338,087    $9,680,068    $6,831,796    $4,875,933    $2,860,531
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                 1.79%(c)          1.79%         1.80%         1.85%         1.94%         1.94%
----------------------------------------    -----------       -----------    ----------    ----------    ----------    ----------
  Without fee waivers                              1.81%(c)          1.81%         1.82%         1.87%         1.96%         1.96%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to
  average net assets                              (0.97)%(c)        (0.88)%       (0.54)%       (0.24)%        0.82%        (0.08)%
========================================    ===========       ===========    ==========    ==========    ==========    ==========
Portfolio turnover rate                              33%               66%          113%          137%          126%          151%
========================================    ===========       ===========    ==========    ==========    ==========    ==========

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $14,870,744,134.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                       YEAR ENDED             AUGUST 4, 1997
                                                              SIX MONTHS ENDED        DECEMBER 31,        (DATE SALES COMMENCED)
                                                                  JUNE 30,        --------------------       TO DECEMBER 31,
                                                                  2000(a)         1999(a)     1998(a)              1997
                                                              ----------------    --------    --------    ----------------------
Net asset value, beginning of period                             $    47.22       $  39.26    $  31.90           $ 35.60
------------------------------------------------------------     ----------       --------    --------           -------
Income from investment operations:
  Net investment income (loss)                                        (0.23)         (0.39)      (0.19)            (0.01)
------------------------------------------------------------     ----------       --------    --------           -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.14)         11.60       10.16             (0.05)
------------------------------------------------------------     ----------       --------    --------           -------
    Total from investment operations                                  (0.37)         11.21        9.97             (0.06)
------------------------------------------------------------     ----------       --------    --------           -------
Less distributions from net realized gains                               --          (3.25)      (2.61)            (3.64)
------------------------------------------------------------     ----------       --------    --------           -------
Net asset value, end of period                                   $    46.85       $  47.22    $  39.26           $ 31.90
============================================================     ==========       ========    ========           =======
Total return(b)                                                       (0.79)%        28.92%      31.72%            (0.08)%
============================================================     ==========       ========    ========           =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,407,846       $860,859    $212,095           $32,900
============================================================     ==========       ========    ========           =======
Ratio of expenses to average net assets:
  With fee waivers                                                     1.79%(c)       1.79%       1.80%             1.84%(d)
------------------------------------------------------------     ----------       --------    --------           -------
  Without fee waivers                                                  1.81%(c)       1.81%       1.82%             1.86%(d)
============================================================     ==========       ========    ========           =======
Ratio of net investment income (loss) to average net assets           (0.97)%(c)     (0.88)%     (0.54)%           (0.23)%(d)
============================================================     ==========       ========    ========           =======
Portfolio turnover rate                                                  33%            66%        113%             137%
============================================================     ==========       ========    ========           =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,169,459,644.
(d)  Annualized.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.
(2) To approve a new Master Investment Advisory Agreement for AIM Value Fund (the "Fund").
(3) To approve changing the fundamental investment restrictions of the Fund.
(4) To approve changing the investment objective of the Fund and making it non-fundamental.
(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                        VOTES       WITHHELD/
        TRUSTEES/MATTER                                                 VOTES FOR      AGAINST     ABSTENTIONS
        ---------------                                               -------------   ----------   -----------
(1)     Charles T. Bauer............................................  1,514,464,534      N/A        46,493,668
        Bruce L. Crockett...........................................  1,516,486,806      N/A        44,471,396
        Owen Daly II................................................  1,515,115,325      N/A        45,842,877
        Edward K. Dunn, Jr. ........................................  1,516,300,879      N/A        44,657,323
        Jack M. Fields..............................................  1,516,328,985      N/A        44,629,217
        Carl Frischling.............................................  1,515,733,560      N/A        45,224,642
        Robert H. Graham............................................  1,516,470,809      N/A        44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756      N/A        45,374,446
        Lewis F. Pennock............................................  1,516,458,889      N/A        44,499,313
        Louis S. Sklar..............................................  1,516,220,167      N/A        44,738,035
(2)     Adjournment of approval of a new Investment Advisory
        Agreement...................................................    191,756,409    4,816,012   108,195,950*
(3)(a)  Adjournment of approval of changing the Fundamental
        Restriction on Issuer Diversification.......................    187,717,392    6,540,842   110,510,137*
(3)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................    186,284,410    8,037,809   110,446,152*
(3)(c)  Adjournment of changing or adding the Fundamental
        Restriction on Underwriting Securities......................    187,218,156    6,925,728   110,624,487*
(3)(d)  Adjournment of changing or adding the Fundamental
        Restriction on Industry Concentration.......................    187,505,371    6,702,153   110,560,847*
(3)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............    186,217,466    8,043,249   110,507,656*
(3)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities and
        Elimination of Fundamental Restriction on Puts and Calls....    185,048,605    8,985,770   110,733,996*
(3)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................    184,779,726    8,944,132   111,044,513*
(3)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's assets in an
        Open-End Fund...............................................    185,779,835    7,875,928   111,112,608*
(3)(i)  Adjournment of approval of Elimination of Fundamental
        Restriction on Margin Transactions..........................    182,648,511   10,841,899   111,277,961*
(3)(j)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Short Sales of Securities....................    183,638,975    9,899,004   111,230,392*
(4)     Adjournment of approval of changing the Investment Objective
        and Making it Non-Fundamental...............................    183,529,516   10,693,894   110,554,961*
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    289,695,341    2,418,289    12,654,741

    The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                        VOTES       WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST     ABSTENTIONS
        ------                                                        -------------   ----------   -----------
(2)     Approval of a new Investment Advisory Agreement.............    239,955,914    5,760,855    80,591,160*
(3)(a)  Change to Fundamental Restriction on Issuer
        Diversification.............................................    234,952,693    8,222,652    83,132,584*
(3)(b)  Change to Fundamental Restriction on Borrowing Money and
        Issuing Senior Securities...................................    233,192,994   10,067,830    83,047,105*
(3)(c)  Change to or Addition of Fundamental Restriction on
        Underwriting Securities.....................................    234,457,639    8,642,550    83,207,740*
(3)(d)  Change to or Addition of Fundamental Restriction on Industry
        Concentration...............................................    234,767,814    8,381,327    83,158,788*
(3)(e)  Change to Fundamental Restriction on Purchasing or Selling
        Real Estate.................................................    233,198,772   10,043,220    83,065,937*
(3)(f)  Change to Fundamental Restriction on Purchasing or Selling
        Commodities and Elimination of Fundamental Restriction on
        Puts and Calls..............................................    231,707,980   11,237,370    83,362,579*
(3)(g)  Change to Fundamental Restriction on Making Loans...........    231,525,618   11,086,285    83,696,026*
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......    232,828,307    9,613,226    83,866,396*
(3)(i)  Elimination of Fundamental Restriction on Margin
        Transactions................................................    228,538,311   13,776,449    83,993,169*
(3)(j)  Elimination of Fundamental Restriction on Short Sales of
        Securities..................................................    229,892,758   12,523,443    83,891,728*
(4)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................    228,889,507   14,059,822    83,358,600*

---------------

* Includes Broker Non-Votes.

BOARD OF TRUSTEES                                   OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                          11 Greenway Plaza
Director and Chairman                               Chairman                                  Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                  Gary T. Crum                              Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                            Dana R. Sutton
Cortland Trust Inc.                                 Vice President and Treasurer              A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                                  Robert G. Alley                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                Vice President
Formerly Vice Chairman, President                                                             CUSTODIAN
and Chief Operating Officer,                        Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and            Vice President                            State Street Bank and Trust Company
President, Mercantile Bankshares                                                              225 Franklin Street
                                                    Melville B. Cox                           Boston, MA 02110
Jack Fields                                         Vice President
Chief Executive Officer                                                                       COUNSEL TO THE FUND
Texana Global, Inc.                                 Karen Dunn Kelley
and Twenty First                                    Vice President                            Ballard Spahr
Century Group, Inc.;                                                                          Andrews & Ingersoll, LLP
Formerly Member                                     Edgar M. Larsen                           1735 Market Street
of the U.S. House of Representatives                Vice President                            Philadelphia, PA 19103

Carl Frischling                                     Mary J. Benson                            COUNSEL TO THE TRUSTEES
Partner                                             Assistant Vice President and
Kramer, Levin, Naftalis & Frankel LLP               Assistant Treasurer                       Kramer, Levin, Naftalis & Frankel LLP
                                                                                              919 Third Avenue
Robert H. Graham                                    Sheri Morris                              New York, NY 10022
Director, President and Chief Executive Officer     Assistant Vice President and
A I M Management Group Inc.                         Assistant Treasurer                       DISTRIBUTOR

Prema Mathai-Davis                                  Renee A. Friedli                          A I M Distributors, Inc.
Formerly, Chief Executive Officer,                  Assistant Secretary                       11 Greenway Plaza
YWCA of the U.S.A.                                                                            Suite 100
                                                    P. Michelle Grace                         Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Attorney
                                                    Nancy L. Martin
Louis S. Sklar                                      Assistant Secretary
Executive Vice President,
Development and Operations,                         Ofelia M. Mayo
Hines Interests                                     Assistant Secretary
Limited Partnership
                                                    Lisa A. Moss
                                                    Assistant Secretary

                                                    Kathleen J. Pflueger
                                                    Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS

       DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
          MORE AGGRESSIVE                                  MORE AGGRESSIVE                  since 1976 and managed approximately
                                                                                            $176 billion in assets for more than 8
AIM Small Cap Opportunities(1)                AIM Latin American Growth                     million shareholders, including
AIM Mid Cap Opportunities(2)                  AIM Developing Markets                        individual investors, corporate clients
AIM Large Cap Opportunities                   AIM Asian Growth                              and financial institutions, as of June
AIM Emerging Growth                           AIM Japan Growth                              30, 2000.
AIM Small Cap Growth(3)                       AIM European Development                          The AIM Family of Funds--Registered
AIM Aggressive Growth                         AIM Euroland Growth(5)                        Trademark-- is distributed nationwide,
AIM Mid Cap Growth                            AIM Global Aggressive Growth                  and AIM today is the eighth-largest
AIM Capital Development                       AIM International Equity                      mutual fund complex in the United
AIM Constellation(4)                          AIM Advisor International Value               States in assets under management,
AIM Dent Demographic Trends                   AIM Global Trends(6)                          according to Strategic Insight, an
AIM Select Growth                             AIM Global Growth                             independent mutual fund monitor.
AIM Large Cap Growth                                                                            AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                                            MORE CONSERVATIVE                 one of the world's largest independent
AIM Mid Cap Equity                                                                          financial services companies with $389
AIM Charter                                              SECTOR EQUITY FUNDS                billion in assets under management as of
AIM Value                                                                                   June 30, 2000.
AIM Blue Chip                                              MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value
AIM Balanced
AIM Advisor Flex                              AIM Global Telecommunications and Technology
                                              AIM Global Resources
         MORE CONSERVATIVE                    AIM Global Financial Services
                                              AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Global Infrastructure
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                                          MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

       TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                                  MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                AIM Municipal Bond
AIM Income                                    AIM Tax-Free Intermediate
AIM Global Income                             AIM Tax-Exempt Cash
AIM Floating Rate(7)
AIM Intermediate Government
AIM Limited Maturity Treasury                             MORE CONSERVATIVE
AIM Money Market

         MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark--and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2)AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Europe Growth Fund was renamed AIM Euroland Growth Fund Sept. 1, 1999.
(6) AIM Global Trends Fund was restructured to operate as a traditional mutual fund Aug. 27, 1999. Previously, the fund operated as a fund of funds. (7) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR AFS LOGO APPEARS HERE]                           [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               VAL-SAR-1